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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



       Date of Report (Date of earliest event reported) November 20, 2002
                                                       -------------------------




                              PPG INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)




 Pennsylvania                    1-1687                  25-0730780
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(State or other               (Commission      (I.R.S. Employer Identification
jurisdiction                  File Number)                   No.)
of incorporation)



One PPG Place, Pittsburgh, Pennsylvania                           15272
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(Address of principal executive offices)                        (Zipcode)


Registrant's telephone number, including area code:    (412) 434-3131
                                                   -----------------------------



                                 Not Applicable
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          Former name or former address, if changed since last report)




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Item 5. Other Events

     On November 20, 2002, PPG Industries, Inc. issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

Item 7. Exhibit

     (99) PPG Industries, Inc. press release dated November 20, 2002.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PPG INDUSTRIES, INC.
                                                   (Registrant)


                                               /s/ W. H. Hernandez
                                               --------------------------------
                                               W. H. Hernandez
                                               Senior Vice President, Finance
Date:  November 20, 2002

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